UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/18/2007

WATERSIDE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  811-08387

Virginia	54-1694665
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

500 East Main Street, Suite 800, Norfolk, VA 23510
(Address of principal executive offices, including zip code)

757-626-1111
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2007, the Board of Directors of the Registrant approved a First Amendment to the Second Amended and Restated Bylaws. This amendment has been approved by the Registrant solely to allow the Registrant to be eligible for Direct Registration Services. Although the Registrant will be DRS-eligible, it has not yet approved or implemented any plan to be DRS-participating. The amendment was made effective immediately on December 18, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERSIDE CAPITAL CORPORATION

Date: December 20, 2007	By:	/s/ Franklin P. Earley
Franklin P. Earley
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-3.(ii).1	First Amendment to Second Amended and Restated Bylaws